Consolidated Statements of Operations - USD ($)	12 Months Ended
	Jul. 31, 2023	Jul. 31, 2022
Revenues
Rental income	$ 22,576,455	$ 21,396,035
Total revenues	22,576,455	21,396,035
Expenses
Real estate operating expenses	15,383,378	14,662,851
Administrative and general expenses	5,280,853	5,647,733
Depreciation	1,688,557	1,742,458
Total expenses	22,352,788	22,053,042
Income (loss) from operations	223,667	(657,007)
Other income (loss) and interest expense
Investment income	228,344	300,377
Change in fair value of marketable securities	(366,206)	(393,763)
Interest expense	(230,769)	(251,978)
Total investment income and interest expense	(368,631)	(345,364)
Loss before income tax	(144,964)	(1,002,371)
Income tax provision (benefit)	(62,000)	(290,000)
Net loss	$ (82,964)	$ (712,371)
Loss per common share, basic	$ (0.04)	$ (0.35)
Dividends per share
Weighted Average Number of Shares Outstanding, Basic	2,015,780	2,015,780